Net Asset Value and Financial Highlights	12 Months Ended
Dec. 31, 2013
Earnings Per Share [Abstract]
Net Asset Value and Financial Highlights
(9)	Net Asset Value and Financial Highlights

The Fund is presenting the following net asset value and financial highlights related to investment performance for a Share outstanding for the Years Ended December 31, 2013, 2012 and 2011. The net investment income and total expense ratios are calculated using average net asset value. The net asset value presentation is calculated using daily Shares outstanding. The total return is based on the change in net asset value of the Shares during the period. An individual investor’s return and ratios may vary based on the timing of capital transactions.

Net asset value per Share is the net asset value of the Fund divided by the number of outstanding Shares at the date of each respective period presented.

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Asset Value
Net asset value per Share, beginning of period	$51.95	$48.54	$54.62
Net realized and net change in unrealized gain (loss) on United States Treasury Obligations and Futures	(19.44)	3.78	(5.63)
Net investment income (loss)	(0.29)	(0.37)	(0.45)

Net increase (decrease)	(19.73)	3.41	(6.08)

Net asset value per Share, end of period	$32.22	$51.95	$48.54

Market value per Share, beginning of period	$52.35	$47.99	$54.51

Market value per Share, end of period	$32.29	$52.35	$47.99

Ratio to average Net Assets
Net investment income (loss)	(0.70)%	(0.69)%	(0.71)%

Total expenses	0.77%	0.75%	0.76%

Total Return, at net asset value	(37.98)%	7.03%	(11.13)%

Total Return, at market value	(38.32)%	9.09%	(11.96)%